Exhibit 99.2

MARCHEX ANNOUNCES INTENT TO SEPARATE ITS BUSINESS INTO TWO

PUBLIC COMPANIES

Seattle – November 1, 2012 – Marchex, Inc. (NASDAQ: MCHX) announced today that its Board of Directors has authorized management to pursue the separation of its business into two distinct, publicly-traded entities. Upon closing of the proposed tax-free spin-off transaction, Marchex’s existing shareholders would hold interests in: (1) Marchex, a pure play mobile advertising company focused on calls, and (2) Archeo, Inc. (“Archeo”), a premium domain and advertising marketplace. This process is expected to be completed within nine months.

Upon completion of the spin-off transaction, Marchex would be focused purely on mobile and call advertising. Marchex’s products would include its Digital Call Marketplace, a mobile advertising network designed to drive calls to businesses on a pay for call basis; and Marchex Call Analytics, which accurately measures and analyzes results from advertising campaigns designed to drive phone calls.

Archeo intends to develop the industry’s most dynamic domain and advertising marketplace. The domain marketplace intends to pursue a build, buy, sell and partner strategy. The advertising marketplace will continue to place national and local pay-per-click advertisers on premium publishers, and will pursue new advertising types that drive incremental advertiser value. Upon completion of the spin-off transaction, Archeo would be comprised of Marchex’s portfolio of more than 200,000 highly unique and valuable web domains and its vertical pay-per-click network.

“We are excited about the strategic and operational clarity this separation provides,” said Russell C. Horowitz, Marchex’s Chairman and CEO. “Over the past few years, our products and assets have become increasingly divergent and represent two distinct opportunities. Through this separation, we believe that we can unlock shareholder value by giving each business their own focus and resources to grow and fulfill their potential.”

Marchex believes the separation of its business into distinct public companies would allow each company to:

•	Enhance its ability to support customers and deliver innovative products in a rapidly-evolving and competitive industry.

•	Focus on the priorities and operational opportunities that would maximize its long-term potential.

•	Benefit from greater financial and operational flexibility.

•	Customize its capital structure, and deploy resources in a manner consistent with the business goals that best enhance value for its respective shareholder group.

Transaction Specifics

It is anticipated that the transaction would be structured as a tax-free pro rata distribution to all shareholders of Marchex with the holders of Marchex Class A common stock receiving Class A common stock in Archeo, and the holders of Marchex Class B common stock receiving Class B common stock in Archeo.

Given the anticipated cash-generation from Archeo, it is expected that the current $0.035 per share quarterly dividend will be transitioned from Marchex to Archeo, subject to future capital availability.

Upon closing of the transaction, Russell C. Horowitz would serve as Chairman of both companies and as CEO of Marchex. The Marchex executive team will remain in place. Over the next number of months, Archeo will assemble a separate management team and Board of Directors.

Executing the transaction requires further work on structure, management, governance, and other significant matters. Within the next number of months, Marchex’s management will develop detailed plans for the Board’s further consideration and final approval.

The completion of the spin-off is subject to a number of conditions, including final approval of the transaction by Marchex’s Board, receipt of regulatory approvals, favorable tax rulings and or opinions regarding the tax-free nature of the transaction to Marchex and to its shareholders, further due diligence as appropriate, and the filing and effectiveness of appropriate filings with the Securities and Exchange Commission (“SEC”). Marchex will provide interim updates as appropriate. There can be no assurances given that the separation of Marchex’s business as described in this announcement will occur.

Additional financial information is attached.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, November 1, 2012, to discuss the proposed plan in conjunction with the discussion of Marchex’s third quarter ended September 30, 2012 financial results. Access to the live webcast will be available on the Investors section of the Marchex’s website (www.marchex.com). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. delivers customer calls to businesses and analyzes those calls so companies can get the most out of their mobile advertising.

Marchex supports its customers through a unique technology platform that has three primary components: (1) Call Analytics, which powers all of our advertising solutions,

and allows partners to leverage data and insights that accurately measure the performance of mobile, online and offline call advertising; (2) Digital Call Marketplace, which annually connects millions of consumer calls to our advertisers from a range of mobile and online sources on a Pay For Call basis; and (3) Local Leads, a white-labeled, full service digital advertising solution for small business resellers that drives quality phone calls and other leads to their small business advertisers.

Marchex is based in Seattle. To learn more, please visit www.marchex.com/products.

To learn more about this transaction, please visit www.marchex.com/archeo.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. In addition, there are certain risks and uncertainties relating to our spin-off transaction, including, but not limited to, the impact and possible disruption to our operations, the timing and certainty of completing the transaction, the high costs in connection with the spin-off which we would not be able to recoup if the spin-off is not consummated, the expectation that the spin-off will be tax-free, revenue and growth expectations for the two independent companies following the spin-off, unanticipated developments that may delay or negatively impact the spin-off, and the ability of each business to operate as an independent entity upon completion of the spin-off. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 1, 2012 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure,

among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition and separation related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and separation related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and separation related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations. In conjunction with the spin-off, Marchex has also presented Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales. Revenue with Domain Sales represents revenue plus sales proceeds from the sale of intangible domain assets and Adjusted OIBA and EBITDA with Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus the gain/loss on sales and disposals of intangible assets. It is anticipated upon completion of the spin-off, that Archeo will further it’s domain marketplace business initiative to buy and sell domains which differs from Marchex’s historical approach to intangible asset transactions. Accordingly, it is anticipated upon Archeo fully engaging in this business initiative, sales proceeds from intangible domain assets may be presented as revenue prospectively. Financial analysts and investors may use the non-GAAP historical Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP EPS represents adjusted non-GAAP Net Income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition and separation related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary

(in thousands)

(unaudited)

	Quarter Ended					9 months ended
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2011	9/30/2012
Marchex—Consolidated
Revenue	$39,862	$39,023	$35,481	$34,013	$34,822	$107,703	$104,316
Revenue with Domain Sales	$42,359	$41,344	$36,955	$37,282	$35,535	$114,856	$109,772
Adjusted OIBA	$5,427	$5,494	$3,252	$3,728	$3,861	$13,603	$10,841
Adjusted EBITDA	$6,418	$6,464	$4,292	$4,604	$4,766	$16,644	$13,662
Adjusted OIBA with Domain Sales	$7,913	$7,803	$4,715	$6,986	$4,574	$20,715	$16,275
Adjusted EBITDA with Domain Sales	$8,904	$8,773	$5,755	$7,862	$5,479	$23,756	$19,096

Call-Driven and Other (1)
Revenue	$28,555	$28,313	$26,655	$27,481	$29,263	$73,517	$83,399
Adjusted OIBA	$2,731	$2,379	$878	$2,265	$2,839	$5,468	$5,982
Adjusted EBITDA	$3,359	$2,998	$1,578	$2,968	$3,604	$7,322	$8,150

Archeo (1)
Revenue	$11,307	$10,710	$8,826	$6,532	$5,559	$34,186	$20,917
Revenue with Domain Sales	$13,804	$13,031	$10,300	$9,801	$6,272	$41,339	$26,373
Adjusted OIBA	$2,696	$3,115	$2,374	$1,463	$1,022	$8,135	$4,859
Adjusted EBITDA	$3,059	$3,466	$2,714	$1,636	$1,162	$9,322	$5,512
Adjusted OIBA with Domain Sales	$5,182	$5,424	$3,837	$4,721	$1,735	$15,247	$10,293
Adjusted EBITDA with Domain Sales	$5,545	$5,775	$4,177	$4,894	$1,875	$16,434	$10,946

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Call-Driven and Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, compliance, shared services, insurance, and employee benefits and incentives. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Quarter Ended					9 months ended
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2011	9/30/2012
Revenue
Consolidated—as reported	$39,862	$39,023	$35,481	$34,013	$34,822	$107,703	$104,316
Add: Domain Sales	2,497	2,321	1,474	3,269	713	7,153	5,456

Consolidated with Domain Sales (1)	42,359	41,344	36,955	37,282	35,535	114,856	109,772

Less: Archeo with Domain Sales (3)	13,804	13,031	10,300	9,801	6,272	41,339	26,373
Other	—	—	182	158	165	—	505

Call-Driven (3)	$28,555	$28,313	$26,473	$27,323	$29,098	$73,517	$82,894

Adjusted OIBA
Consolidated—as reported	$5,427	$5,494	$3,252	$3,728	$3,861	$13,603	$10,841
Add: Gain on Domain Sales	2,486	2,309	1,463	3,258	713	7,112	5,434

Consolidated with Domain Sales (2)	7,913	7,803	4,715	6,986	4,574	20,715	16,275

Less: Archeo with Domain Sales (2)	5,182	5,424	3,837	4,721	1,735	15,247	10,293
Other	—	—	72	99	95	—	266

Call-Driven (3)	$2,731	$2,379	$806	$2,166	$2,744	$5,468	$5,716

Adjusted EBITDA
Consolidated—as reported	$6,418	$6,464	$4,292	$4,604	$4,766	$16,644	$13,662
Add: Gain on Domain Sales	2,486	2,309	1,463	3,258	713	7,112	5,434

Consolidated with Domain Sales (2)	8,904	8,773	5,755	7,862	5,479	23,756	19,096

Less: Archeo with Domain Sales (2)	5,545	5,775	4,177	4,894	1,875	16,434	10,946
Other	—	—	72	99	95	—	266

Call-Driven (3)	$3,359	$2,998	$1,506	$2,869	$3,509	$7,322	$7,884

1	Consolidated revenue with Domain Sales is a non-GAAP measure of financial results and includes sales proceeds from sales of intangible domain assets.
2	Adjusted OIBA and EBITDA and each with Domain Sales, are non-GAAP measures of operating results and liquidity. Adjusted OIBA and EBITDA with Domain Sales include net gains from the sales of intangible assets.
3	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Call-Driven and Archeo financial results include certain expenses of Marchex which were allocated for certain functions, including general corporate expenses related to finance, legal, information technology, human resources, compliance, shared services, insurance, and employee benefits and incentives. However, these allocations may not be indicative of the actual expenses that would have incurred as two separate stand-alone entities or of the costs expected to be incurred in the future. As such, the financial results included herein may not necessarily reflect the results of operations or cash flows in the future or what the results of operations or cash flows would have been had Archeo been an independent company during the periods presented.